Summary Prospectus Supplement

January 31, 2013

Morgan Stanley Institutional Fund Trust

Supplement dated January 31, 2013 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated January 31, 2013 of:

Corporate Bond Portfolio
(the "Portfolio")

The Board of Trustees of Morgan Stanley Institutional Fund Trust (the "Fund") has approved (i) the imposition of a maximum initial sales charge of 4.25% on purchases of Class P shares of the Portfolio; (ii) an increase in the maximum initial sales charge on purchases of Class H shares of the Portfolio from 3.50% to 4.00%; (iii) a decrease in the minimum initial investment amount for Class P shares of the Portfolio from $1,000,000 to $1,000; and (iv) a decrease in the minimum initial investment amount for Class L shares of the Portfolio from $25,000 to $1,000. As a result, the following changes to the Summary Prospectus are effective as of February 25, 2013:

The first paragraph in the section of the Summary Prospectus entitled "Fees and Expenses" is hereby deleted and replaced with the following:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class P and Class H shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class P or Class H shares of the Portfolio purchased in a single transaction, together with the NAV of all Class P or Class H shares of a portfolio of Morgan Stanley Institutional Fund Trust (the "Fund") or of a portfolio of Morgan Stanley Institutional Fund, Inc. held in related accounts, amounts to $25,000 or more with respect to Class P and $50,000 or more with respect to the Class H. More information about these and other discounts is available from your financial adviser and in the "Purchasing Class P and Class H Shares" section on page 43 of the Prospectus.

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The following replaces the "Shareholder Fees" table with respect to Class P and Class H shares only in the section of the Summary Prospectus entitled "Fees and Expenses:"

	Class P	Class H
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%	4.00%

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The following tables replace the "Example" tables with respect to Class P and Class H shares only in the section of the Summary Prospectus entitled "Example:"

	1 Year	3 Years	5 Years	10 Years
Class P	$537	$775	$1,031	$1,763
Class H	$552	$781	$1,059	$1,851

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The following table replaces the "Average Annual Total Returns For Periods Ended December 31, 2012" table with respect to Class P and Class H shares only in the section of the Summary Prospectus entitled "Performance Information—Average Annual Total Returns For Periods Ended December 31, 2012:"

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class P (commenced operations on 5/20/02)† Return before Taxes	6.40%	3.00%	3.69%	4.02%
Class H (commenced operations on 1/2/08)†† Return before Taxes	6.46%	—	—	2.50%

†  The historical performance of Class P shares has been restated to reflect the current maximum initial sales charge of 4.25%.

††  The historical performance of Class H shares has been restated to reflect the current maximum initial sales charge of 4.00%.

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The section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

The minimum initial investment generally is $5,000,000 for Class I shares, $25,000 for Class H and $1,000 for each of Class L and Class P shares of the Portfolio. You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "Purchasing Class I and Class L Shares—Share Class Arrangements," "—Other Purchase Information" and "Purchasing Class P and Class H Shares" sections beginning on pages 41, 42 and 43, respectively, of the Prospectus.

Class I and Class L shares may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through the Fund by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary. For more information, please refer to the "Purchasing Class I and Class L Shares" and "Redeeming Shares" sections beginning on pages 41 and 46, respectively, of the Prospectus.

Class P and Class H shares of the Portfolio may be purchased or redeemed by contacting your authorized financial representative. For more information, please refer to the "Purchasing Class P and Class H Shares" and "Redeeming Shares" sections beginning on pages 43 and 46, respectively, of the Prospectus.

Please retain this supplement for future reference.

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